Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

Polen Growth Fund

Investor Class

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated January 2, 2020 to the Prospectus of

Polen Growth Fund (the “Fund”) dated September 1, 2019

The information in this supplement updates and amends certain information contained in the Prospectus and should be read in conjunction with such documents.

Effective January 2, 2020, the Prospectus is revised as follows:

●	The following information replaces the first paragraph in the section entitled “Share Classes” on page 12 of the Prospectus:

Share Classes

The Trust offers Investor Class shares and Institutional Class shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Investor Class shares are for individuals, corporate investors and retirement plans. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Institutional Class shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Investor Class	Institutional Class
No initial sales charge	No initial sales charge

Higher annual expenses than Institutional Class shares due to distribution fee	Lower annual expenses than Investor Class shares due to no distribution fee

●	The following information replaces the paragraph entitled “Institutional Class Shares” on page 12 of the Prospectus:

Institutional Class Shares

Sales of each Fund's Institutional Class shares are not subject to a Rule 12b-1 fee. Institutional Class shares are available to individuals who can meet the required investment minimum and corporations or other institutions such as trusts, endowments, foundations or broker dealer purchasing for the accounts of others. If you purchase Institutional Class shares through an institutional organization, or a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.